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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 19, 1999 (October 5, 1999)

                               JAKKS PACIFIC, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-28104               95-4527222
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)

22761 Pacific Coast Highway, Malibu, California              90265
   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (310) 456-7799



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        Pursuant to a Stock Purchase Agreement dated as of September 22, 1999 among the Registrant, Flying Colors Toys, Inc. f/k/a Colorbok Paper Products, Inc. (the "Company") and all the shareholders of the Company (each, a "Shareholder"), as amended (the "Stock Purchase Agreement"), the Registrant acquired all of the Company's business and assets, subject to related liabilities, related to its Flying Colors branded product lines by purchasing from the Shareholders all of the Company's outstanding capital stock (the "Shares") for an aggregate purchase price of $35,850,000, of which $34,725,685 was paid in cash on the closing of the transaction and $1,124,315 is to be paid out of cash collections of the Company's pre-closing accounts receivable, and, in any event, on or before January 29, 2000. Also, the Registrant paid on behalf of the Company, on the closing of the acquisition, $17,624,315 in satisfaction of certain indebtedness of the Company and, on October 12, 1999, a transfer fee in the amount of $150,000 to obtain the consent of the licensor under one of the Company's character licenses with respect to the acquisition. In addition, the Registrant agreed to pay to the Shareholders an earn-out in an amount up to $4,500,000 in each of the three 12-month periods following the closing if Gross Profit (as defined) of Flying Colors branded products achieve certain prescribed levels in each of such periods.

        The Registrant entered into employment agreements with two of the Shareholders who had been senior executives of the Company to continue to serve in essentially the same capacities after the acquisition. Each of these employment agreements provides, among other things, an employment term ending on December 31, 2002 and an annual base salary at a rate of $300,000, and includes covenants prohibiting certain activities by these employees that may be competitive with the Registrant's business.

        The Company entered into a Transition Services Agreement with an entity that acquired from the Company immediately prior to the closing of the Registrant's purchase of the Shares all of the Company's business and assets, subject to related liabilities, not related to the Flying Colors branded product lines (the "Divestee"), pursuant to which the Divestee will, during an initial period following the closing subject to termination by either party upon prior written notice, perform certain services for the Company, including, among others, inventory control and warehousing, order processing, customer service, shipping and billing, until the Company assumes control of these functions internally. In consideration therefor, the Company will pay to the Divestee a monthly base fee of $310,000 and an additional fee based on Gross Sales (as defined) of Flying Colors branded products processed by the Divestee. The Company also entered into a lease for certain premises indirectly owned by two of the Shareholders, one of whom is employed by the Registrant (the "Lease"). The Lease provides for an initial term of six months and a monthly base rent of approximately $5,000.

        On September 30, 1999, the parties to the Stock Purchase Agreement entered into an escrow agreement pursuant to which, as of October 1, 1999, the purchase price for the Shares and certain additional amounts were paid into escrow and the Shares and related stock powers assigning the Shares to the Registrant and certain other documents related to the consummation of the acquisition were delivered into escrow, to be released upon termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or on the satisfaction of other conditions set forth therein. The Registrant and the Shareholders were advised of early



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termination of such waiting period on October 4, 1999 and the escrowed funds and documents were released by the escrow agent and delivered in accordance with the escrow agreement and the parties' instructions thereunder on October 5, 1999. Accordingly, the closing of the acquisition occurred on October 5, 1999, but, as among the parties to the Stock Purchase Agreement, the acquisition was deemed to have become effective immediately prior to the opening of business on October 1, 1999.

        The purchase price for the Shares, the compensation payable to the executives employed by the Registrant, the fees payable under the Termination Services Agreement and the rent payable under the Lease were determined through arms' length negotiations between the Registrant, on the one hand, and the Shareholders, the executives, the Divestee and the landlord, respectively, on the other hand.

        The entire purchase price for the Shares was funded out of the Registrant's cash reserves.

        The Company designs, produces and markets activity sets, including stamp-and-sticker, poster, puzzles, project, jewelry making and make-and-paint character kits, "art studios," molding compound playsets, lunch boxes and stationery. In connection with the purchase of the Shares, the Registrant acquired the Company's assets, consisting primarily of proprietary marks and trade rights; character licenses, including for Barbie*, Rugrats*, Blue's Clues* and Hello Kitty* characters; inventory; accounts receivable and certain equipment. The Registrant intends to use the acquired equipment, consisting primarily of tools, molds and other product processing equipment, office equipment and vehicles that were used in the operation of the Company's business prior to the acquisition, in the same manner for the immediate future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

        Not included herein; to be filed by amendment on or before December 20, 1999.

(b)     Pro Forma Financial Information.

        Not included herein; to be filed by amendment on or before December 20, 1999.

(c)     Exhibits.

Number  Description
------  -----------
2.1     Stock Purchase Agreement dated as of September 22, 1999 among the
        Registrant, the Company and the Shareholders.

2.2     First Amendment to Stock Purchase Agreement dated as of September 30,
        1999.


--------

        *       Trademarks of other companies



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
Number  Description
------  -----------
2.3     Escrow Agreement dated as of September 30, 1999 among Joshua H.
        Pokempner, as agent for the Shareholders, the Registrant and Bank One
        Trust Company, NA, as escrow agent.

2.4     Transition Services Agreement dated as of October 1, 1999 between the
        Divestee and the Company.

2.5     Lease dated as of October 1, 1999 between Shore Properties LLC and the
        Company.

2.6 Employment Agreement dated as of October 1, 1999 between the Registrant and Michael Bianco.

2.7 Employment Agreement dated as of October 1, 1999 between the Registrant and Joshua H. Pokempner.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     October 19, 1999

                                            JAKKS PACIFIC, INC.

                                            By:    /s/ Joel M. Bennett
                                               ---------------------------------
                                               Joel M. Bennett
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

Number  Description
------  -----------
2.1     Stock Purchase Agreement dated as of September 22, 1999 among the
        Registrant, the Company and the Shareholders.

2.2     First Amendment to Stock Purchase Agreement dated as of September 30,
        1999.

2.3     Escrow Agreement dated as of September 30, 1999 among Joshua H.
        Pokempner, as agent for the Shareholders, the Registrant and Bank One
        Trust Company, NA, as escrow agent.

2.4     Transition Services Agreement dated as of October 1, 1999 between the
        Divestee and the Company.

2.5     Lease dated as of October 1, 1999 between Shore Properties LLC and the
        Company.

2.6 Employment Agreement dated as of October 1, 1999 between the Registrant and Michael Bianco.

2.7 Employment Agreement dated as of October 1, 1999 between the Registrant and Joshua H. Pokempner.